Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Company issues financial instruments with off-balance-sheet risk in the normal course of business of meeting the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments may involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the consolidated balance sheets.
The Company's extent of involvement and maximum potential exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of these instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for financial instruments included on its consolidated balance sheets. At December 31, 2021, no amounts have been accrued for any estimated losses for these financial instruments.
The contractual amount of off-balance-sheet financial instruments as of December 31, 2021 and 2020 is as follows:

(in thousands)	2021	2020
Commitments to extend credit	$396,958	$264,528
Interest rate lock commitments	16,161	46,171
Forward sale commitments	2,199	5,099
Standby letters of credit	35,514	125,800
Total	450,832	441,598
Commitments
Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since certain of the commitments and letters of credit are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies, but may include accounts receivable, inventory, furniture and equipment, and real estate.
The Company has two types of commitments related to mortgage loans held for sale: interest rate lock commitments and forward loan sale commitments. Interest rate lock commitments are commitments to extend credit to a customer that has an interest rate lock and are considered derivative instruments.
Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These standby letters of credit are primarily issued to support contractual obligations of the Company's customers. The approximate remaining term of standby letters of credit range from one month to five years at December 31, 2021.
Pending Litigation
The Company and its subsidiaries are defendants in various legal actions incidental to the Company's past and current business activities. Based on the Company's analysis, and considering the inherent uncertainties associated with litigation, management does not believe that it is reasonably possible that these legal actions will materially adversely affect the Company's consolidated financial condition or results of operations in the near term. The Company records a loss accrual for all legal matters for which it deems a loss is probable and can be reasonably estimated. Some legal matters, which are at early stages in the legal process, have not yet progressed to the point where a loss amount can be estimated.
Hawthorn Bank is the defendant in litigation involving a major competitor that was settled in January 2022. The Company recorded a $1.5 million loss accrual for all legal matters related to the settlement agreement as of December 31, 2021.